UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 15, 2010

VERILINK CORPORATION
(Exact name of registrant as specified in charter)

Delaware	000-28562	94-2857548
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 South Johnstone, Suite 501
Bartlesville, Oklahoma 74003
(Address of principal executive offices / Zip Code)

(918) 336-1773
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act.

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

o	Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.

o	Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

This Form 8-K is being filed to amend the disclosure made under Items 304(a)(1)(i) and (iii), Item 304(a)(2), Item 304(a)(1)(iv) and (v), Item 304(a)(3).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On the 15th day of December, 2010, the Company’s Board of Directors deemed it to be necessary to change the fiscal year of the Company from the last Friday of June to the 30th day of June, commencing with the quarterly report to be filed on Form 10-Q for the quarterly period ending December 31, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VERILINK CORPORATION
(Registrant)

Dated: February 10, 2011	By:	/s/ James Ditanna

	Name:	James Ditanna
	Title:	President